Bank of Hawai‘i Corporation first quarter 2025 financial report April 21, 2025 Exhibit 99.2 this presentation, and other statements made by the Company in connection with it, may contain forward-looking statements concerning, among other things, forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations. we have not committed to update forward-looking statements to reflect later events or circumstances disclosure 2 forward-looking statements diversified, lower risk loan assets first quarter 2025 highlights broad & deep market penetration stable balance sheet performance earnings highlights strong credit credit remained pristine period end total deposits increased 7.3% annualized and total loans and leases increased by 1.1% annualized stable average noninterest-bearing demand deposit and low yield interest-bearing deposit balances tier 1 capital ratio of 13.93% and total capital ratio of 14.97% $0.97 diluted earnings per common share $44.0 million net income net interest margin expanded for the fourth consecutive quarter to 2.32% from 2.19% average cost of total deposits decreased to 1.60% from 1.77% 11.80% return on average common equity 0.13% net charge-off rate 0.12% non-performing assets level 79% of loan portfolio real estate-secured with combined wtd avg LTV of 51% nominal direct tariff exposure leader in a unique deposit market source: FDIC Annual Summary of Deposits as of June 30, 2019, June 30, 2023 and June 30, 2024 the leader in a unique deposit market with five local competitors holding 96% of the bank deposit market stable deposit balances $ in billions note: numbers may not add up due to rounding

∆ NIBD and low yield interest-bearing deposits $ in billions note: low yield interest-bearing deposits include accounts yielding interest of 10 bps or less cost of funds interest-bearing deposits source: S&P Capital IQ; KBW Regional Banking Index (KRX)

cost of funds total deposits source: S&P Capital IQ; KBW Regional Banking Index (KRX)

unemployment experience & forecast source for Hawai‘i unemployment: University of Hawaii Economic Research Organization (UHERO), seasonally adjusted source for national unemployment: Bureau of Labor Statistics, seasonally adjusted 9

10 visitor arrivals monthly by market, indexed to January 2017 source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT)

revenue per available room revenue per available room (RevPAR) source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT)

  single family homes condominiums   YTD-25 YTD-24 Δ YTD-24 YTD-25 YTD-24 Δ YTD-24 median sales price (000s) $1,150 $1,070 7.5% $510 $505 1.0% closed sales 569 593 -4.0% 974 970 0.4% median days on market 20 29 9 days 43 32 11 days stable real estate prices Oahu market indicators – YTD 2025 as of March 2025 source: Honolulu Board of Realtors, compiled from MLS data credit performance

lending philosophy note: as of March 31, 2025 we lend in our core markets to long-standing relationships consumer portfolio 56% of total loans asset type % total consumer % total loans WALTV wtd avg FICO residential mortgage 58% 33% 49% 804 home equity 27% 15% 46% 789 real estate secured 86% 48% 48% 799 automobile 9% 5% n/a 731 other consumer 5% 3% n/a 759 total consumer 100% 56% n/a 791 note: $ in billions; numbers may not add up due to rounding other consumer comprised of consumer revolving credit, installment, and consumer lease financing wtd avg monitoring FICO for other consumer utilizes origination FICO for consumer lease financing $7.9B consumer commercial portfolio residential mortgage home equity 44% of total loans $6.2B commercial asset type % total comml % total loans WALTV commercial real estate 65% 29% 55% construction 6% 3% 56% real estate secured 71% 31% 55% commercial & industrial 27% 12% n/a leasing 1% 1% n/a total commercial 100% 44% n/a note: $ in billions; numbers may not add up due to rounding

vacancy inventory (sq ft)   4Q24 4Q23 10 yr avg 10 yr CAGR industrial 0.93% 0.64% 1.63% 0.63% office 12.73% 13.45% 12.42% -1.01% retail 5.71% 6.02% 6.08% 0.72% multi-family 3.88% 4.03% 4.77% 0.73% Oahu market vacancies and inventory note: 10-year average vacancy and 10-yr CAGR for inventory are based on year-end 2014 through 2024 source: Colliers (industrial, office, retail) and CoStar (multi-family) stable real estate market commercial real estate (CRE) residential mortgage home equity 29% of total loans asset type WALTV avg. exposure ($MMs) multi-family 56% 3.3 industrial 55% 2.5 lodging 53% 14.7 retail 54% 4.4 office 56% 1.8 other 54% 3.7 total CRE 55% 3.5 note: % in chart above is % of total loans

CRE scheduled maturities modest near-term maturities

CRE loan balances by LTV LTV > 80% - $75MM, 1.9% of CRE

commercial & industrial residential mortgage home equity 12% of total loans note: % in chart above is % of total loans asset type % leveraged avg. exposure ($MMs) AOAO 0% 1.8 RE investors 0% 1.2 auto dealers 18% 5.0 lodging 19% 5.2 renewable energy 0% 3.0 healthcare 0% 0.5 educational svcs 0% 2.0 transportation 0% 1.2 other 6% 0.3 total C&I 4% 0.6 credit quality 1 75% of total criticized is secured with 54% wtd avg LTV 1 financial update

NII and NIM trends increasing NII and NIM $ in millions

cashflow repricing total quarterly impact to NII from cashflows repricing: +$3.7 million $ in millions note: +$3.7 million in quarterly impact from cashflows repricing assumes that the cashflows from maturities/prepayments from loans were reinvested into the same products and the cashflows from maturities/prepayments from investment portfolio were reinvested into securities at an average rate of 5.5%, equivalent to average yield at the time of purchase of the securities purchased in 1Q25; numbers may not add up due to rounding deposit mix shift and repricing quarterly NII impact from deposit mix shift and repricing in 1Q25: $(0.3) million $ in millions note: low yield interest-bearing deposits include accounts yielding interest of 10 bps or less decrease in cost of deposits decrease in total deposit and interest-bearing deposit costs note: low-yield accounts are accounts yielding interest of 10 bps or less time deposits time deposit rates continue to decrease note: maturity schedule as of March 31, 2025 time deposit maturity schedule time deposit rates optimizing balance sheet note: swaps in ‘earning asset composition’ and ‘swap composition’ does not include $300 million of forward swaps; ‘securities purchases / sales’ do not include stock and PCLI purchases rate sensitive earning assets and interest-bearing deposits note: loans, investments, swap and FF sold balances are as of March 31, 2025; rate sensitive deposit balances are 1Q25 average balances; low-yield accounts are accounts yielding interest of 10 bps or less; all qualified business money management checking accounts are included in ‘IBD excl. low-yield accounts’; numbers may not add up due to rounding rate sensitive earning assets rate sensitive interest-bearing deposits $7.4B $10.2B balance sheet well-positioned for a range of rate outcomes $ in billions noninterest income and expense $ in millions increase in noninterest income and continued discipline in expense management financial summary $ in millions, except per share amounts 1Q 2025 4Q 2024 1Q 2024 ∆ 4Q 2024 ∆ 1Q 2024 net interest income $ 125.8 $ 120.2 $ 113.9 $ 5.6 $ 11.9 noninterest income 44.1   43.0   42.3   1.0   1.8   total revenue 169.9 163.2 156.2 6.6 13.6 noninterest expense 110.5   107.9   105.9   2.5   4.6   operating income 59.4   55.3   50.4 4.1 9.0 credit provision 3.3 3.8 2.0 (0.5) 1.3 income taxes 12.2 12.4 12.0 (0.2) 0.2 net income $ 44.0   $ 39.2   $ 36.4   $ 4.8   $ 7.6   net income available to common $ 38.7   $ 33.9   $ 34.4   $ 4.8   $ 10.3   diluted EPS $ 0.97   $ 0.85   $ 0.87   $ 0.12   $ 0.10   return on assets 0.75% 0.66% 0.63% 0.09% 0.12 % return on average common equity 11.80 10.30 11.20 1.50 0.60 net interest margin 2.32 2.19 2.11 0.13 0.21 end of period balances investment portfolio $ 7,422 $ 7,308 $ 7,266 1.6% 2.2 % loans and leases 14,115 14,076 13,854 0.3 1.9 total deposits 21,008 20,633 20,677 1.8 1.6 shareholders' equity 1,705 1,668 1,436 2.2 18.7 note: numbers may not add up due to rounding capital note: 1Q25 regulatory capital ratios are preliminary 13.6% BOHC strong capital

NII and NIM increased for the fourth consecutive quarter exceptional credit quality and nominal direct tariff exposure strong liquidity and risk-based capital takeaways

Q & A

appendix

note: as of March 31, 2025, cash includes fed funds sold, interest-bearing deposits in other banks and cash and due from banks, and securities available includes unencumbered investment securities Bank of Hawai‘i carries substantial liquidity lines and equivalents for both day-to-day operational and liquidity backstop purposes readily available liquidity insured/collateralized deposits note: as of March 31, 2025, numbers may not add up due to rounding

Oahu market inventory CRE supply constraints 10-yr CAGR: 0.6% 10-yr CAGR: -1.0% 10-yr CAGR: 0.7% 10-yr CAGR: 0.7% note: 10-yr CAGR for inventory are based on year-end 2014 through 2024 source: Colliers (industrial, office, retail) and CoStar (multi-family)

CRE office 3% of total loans 56% wtd avg LTV $1.8MM average exposure 24% CBD (Downtown Honolulu) - 63% wtd avg LTV - 45% with repayment guaranties 38% maturing prior to 2027 2.0% criticized highlights $378MM

CRE multi-family 7% of total loans 56% wtd avg LTV $3.3MM average exposure 99.2% LIHTC, affordable or market 17% maturing prior to 2027 5.6% criticized highlights $1.0B